EXHIBIT 10.1

FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of February 28, 2013 (the "Fourth Amendment"), is made and entered into between GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company (the "Borrower"), and THE F&M BANK & TRUST COMPANY, a state banking corporation (the "Bank").

WITNESSETH:

WHEREAS, Borrower, inter alia, and the Bank entered into that certain Loan Agreement dated as of March 4, 2005, as previously amended from time to time, including that certain February 2009 Amendment to Loan Agreement dated as of February 16, 2009, that certain 2011 Amendment to Loan Agreement and Second 2011 Amendment to Loan Agreement, each dated as of March 15, 2011, and that certain Third 2011 Amendment dated as of August 31, 2011 (collectively, the "Existing Loan Agreement"), pursuant to which the Bank (i) made a certain $3,663,902.57 term loan to Borrowers (the "Borrower Loan") and (ii) made a $6,097,776.21 term loan to Borrower (the "Greystone Loan" and together with the Borrower Loan, collectively, the "Loans"); and

WHEREAS, subject to the terms, provisions and conditions hereinafter set forth, the Bank is willing to extend and renew the existing outstanding principal balance of the Greystone Loan ($4,573,332.74) in the increased amount of $250,000.00 until the extended final maturity date of March 13, 2015;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree to amend the Existing Loan Agreement as follows:

1.           Definition.  Any capitalized term used herein (including in the recitals hereto) but not otherwise defined shall have the meaning given to such term in the Existing Loan Agreement.

2.           Greystone Loan.  The existing Greystone Loan issued by the Bank to Borrower is hereby modified, rearranged, and amended such that the Greystone Loan in the increased principal amount of $4,823,332.74 until the extended final maturity date of March 13, 2015.  All of the Indebtedness created pursuant thereto shall be evidenced by that certain replacement Promissory Note (Term Note # 60071) dated as of even date herewith from the Borrowers payable to the order of the Bank in the face principal amount of $4,823,332.74 (the "Restated Note").  The Greystone Loan shall be payable in accordance with the terms and provisions of the Restated Note.  All references in the Existing Loan Agreement to the Greystone Note previously issued by Borrower to the order of the Bank shall hereafter refer to the Restated Note issued by Borrower to the order of the Bank.

3.           Interest Rate.  All amounts outstanding on the Restated Note shall bear interest at a per annum rate equal to the Base Rate (as defined in the Restated Note), but in no event shall be less than the then applicable Index Floor Rate or more than the maximum rate allowed by law.

4.           Ratification.  The remaining terms, provisions and conditions set forth in the Existing Loan Agreement shall remain in full force and effect for all purposes and are incorporated herein by reference. Borrower restates, confirms, adopts and ratifies the warranties, covenants and representations set forth therein and further represents to the Bank that, as of the date hereof, no Default or Event of Default exists under the Existing Loan Agreement, as amended by this Fourth Amendment (collectively, the "Loan Agreement").

5.           Conditions Precedent.  The Bank's obligations hereunder are expressly conditioned on the Borrowers executing and delivering, or causing to be executed and delivered to the Bank the following:

(a)	this Fourth Amendment and the Restated Note;

(b)	payment of interest accrued on the Prior Note (as defined in the Restated Note) in the amount of $8,574.99 in immediately available funds; and

(c)
the Ratification by Guarantor from Greystone Logistics, Inc., as attached hereto, and the separate Ratification by Guarantor instruments from each of the individual Guarantors in form, scope and substance acceptable to the Bank.

6.           Collateral and Cross Collateralization and Cross Default.  All of the Indebtedness of the Borrower and Greystone Real Estate, L.L.C. ("RE" and collectively, together with the Borrower, the "Loan Parties") to the Bank, including as evidenced by the Restated Note shall be secured in all respects by the collateral described in the Restated Pledge as well as the Collateral described or defined in the Security Agreement described and defined in the Loan Agreement or any other Loan Document, including such amendments thereto or restatements thereof as may be deemed necessary or appropriate by the Bank.  Each of the Loan Parties acknowledge and stipulate that the collateral described in the Restated Pledge as well as the Collateral described and defined in the Loan Agreement and the Security Agreement and all items and types of collateral, whether real property, personal property or otherwise, granted from time to time, including, without limitation, now in existence, by any of RE and/or Borrower, as collateral or security for any and all debts, liabilities and obligations of any thereof, whether evidenced by promissory notes or otherwise, shall be and hereby are cross collateralized with each other to the fullest and maximum extent permitted by applicable law and each thereof is cross-defaulted with each of the other notes, security agreements, pledge agreements, mortgages, guaranties and loan agreements thereof for all purposes and in all respects.

7.           CONSENT TO JURISDICTION AND VENUE.  EACH OF THE LOAN PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY OF THE LOCAL, STATE, AND FEDERAL COURTS LOCATED WITHIN TULSA COUNTY, OKLAHOMA, AND WAIVE ANY OBJECTION WHICH THEY MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVE PERSONAL SERVICE OR ANY AND ALL PROCESS UPON THEM, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO THEM AT THE ADDRESS SET FORTH IN THE EXISTING LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) BUSINESS DAYS AFTER MAILED OR DELIVERED BY MESSENGER.

8.           Fees and Expenses.  The Borrower agree to pay to the Bank on demand all costs, fees and expenses (including, without limitation, reasonable attorneys fees and legal expenses) incurred or accrued by the Bank in connection with the preparation, execution, closing, delivery, and administration of this Fourth Amendment (including the Existing Loan Agreement) and the other Loan Documents, or any amendment, waiver, consent or modification thereto or thereof, or any enforcement thereof.  In any action to enforce or construe the provisions of the Loan Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs and expenses related thereto.

9.           WAIVER OF JURY TRIAL.  BORROWER FULLY, VOLUNTARILY AND EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS FOURTH AMENDMENT THE CONSOLIDATED TERM NOTE, THE LOAN AGREEMENT OR UNDER ANY AMENDMENT, ANY INSTRUMENT, NOTE, SECURITY INSTRUMENT, OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE LOAN AGREEMENT.  EACH OF THE LOAN PARTIES AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

10.         Release.  In consideration of the amendments and modifications contained herein, Borrower hereby waives and releases the Bank from any and all claims and defenses, known or unknown, as of the effective date of this Fourth Amendment, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby.

11.         Counterparts.  This Fourth Amendment may be executed in multiple counterparts, each of which, when so executed, shall constitute an original copy.

[Signature Pages Follow]

IN WITNESS WHEREOF, Borrower has caused this Fourth Amendment to be delivered to Bank in Tulsa, Oklahoma, individually or by its undersigned duly authorized manager, as applicable, effective for all purposes as of the day and year first above written.

GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company

By  /s/ Warren F. Kruger
Warren F. Kruger, manager

"Borrower"

The undersigned hereby acknowledges, approves and accepts the cross pledge and cross default provisions of paragraph 6 above of the Fourth Amendment to Loan Agreement dated as of February 28, 2013.

GREYSTONE REAL ESTATE, L.L.C.,

an Oklahoma limited liability company

By /s/ Warren F. Kruger
Warren F. Kruger, manager

RATIFICATION BY GUARANTOR
(Greystone Logistics, Inc.)

The undersigned, Greystone Logistics, Inc., an Oklahoma corporation, hereby acknowledges receipt of a fully executed copy of the foregoing Fourth Amendment to Loan Agreement dated as of February  28, 2013 (the "Fourth Amendment"), and approves such Fourth Amendment, and further ratifies, confirms, restates and continues in full force and effect for all purposes its existing guarantee of payment issued in favor of the Bank pursuant to that certain Guaranty Agreement dated as of March 15, 2011 (the "Existing Guaranty"), including as a payment guarantee of the $4,823,332.74 promissory note from Greystone Manufacturing, L.L.C., an Oklahoma limited liability company, as borrower, payable to the order of the Bank and dated as of even date herewith (the "Restated Note"), with the same force and effect as is such Existing Guaranty was restated in its entirety herein to include, without limitation, the payment guarantee of the Restated Note and all indebtedness evidenced thereby, including all extensions, renewals, replacements, substitutions, rearrangements, changes in form and other modifications thereof from time to time.

This Ratification is executed and delivered by the undersigned to the Bank in Tulsa, Oklahoma, effective as of February 28, 2013.

GREYSTONE LOGISTICS, INC.

By:  /s/ Warren F. Kruger
  Warren F. Kruger, President

THE F&M BANK & TRUST COMPANY, a state banking corporation

By: /s/ Matt Crew
 Matt Crew, Senior Vice President

"Bank"